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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               __________________

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): July 1, 2003
                                                          --------------

                                RAINBOW TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                       0-16641                 953745398
--------------------------------       ------------          -------------------
(State or Other Jurisdiction of        (Commission            (I.R.S. Employer
Incorporation or Organization          File Number           Identification No.)



         50 Technology Drive, Irvine, California          92618
         ----------------------------------------------------------
         (Address of Principal Executive Offices)        (Zip Code)



       Registrant's telephone number, including area code: (949) 450-7300

                                 Not applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 7.  FINANCIAL STATEMENTS


      (a)   Not applicable

      (b)   Not applicable

      (c)   The following exhibit is filed herewith:

            Exhibit 99    Press Release dated July 1, 2003


ITEM 9.  REGULATION FD DISCLOSURE


      On July 1, 2003, Rainbow Technologies, Inc. issued a press release announcing its business update for the second quarter of fiscal year 2003. A copy of the press release is attached to this Report as an exhibit and is incorporated herein by reference. The attached exhibit is furnished pursuant to
Item 12 of Form 8-K.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.


                                    RAINBOW TECHNOLOGIES, INC.


Date:  July 1, 2003               By:  /s/ Walter W. Straub
                                       ---------------------------------------
                                       Walter W. Straub,
                                       President and Chief Executive Officer
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                                 EXHIBIT INDEX

            Exhibit 99    Press Release dated July 1, 2003